UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
September 27, 2021

PLANTRONICS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 420-3002
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	POLY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

Effective September 28, 2021, upon the recommendation of the Nominating and Governance Committee of the Board of Directors (the “Board”) of Plantronics, Inc. (the “Company” or “Poly”), Talvis Love, age 53, was appointed as a Director and as a member of the Audit Committee of the Board (the “Audit Committee”). Mr. Love will serve until the date of the Company’s next annual meeting of stockholders and until his successor shall be elected and qualified or until his earlier death, resignation, retirement, disqualification or removal.

Mr. Love currently serves as Senior Vice President, Chief Information Officer of Baxter International, a global leading medical products company with products sold in more than 100 countries (as of December 31, 2021). He has held that role since October 2020. Prior to joining Baxter International, Mr. Love served as Senior Vice President, Chief Information Officer and as Senior Vice President of eCommerce, Enterprise Architecture, Governance Execution and Chief Information Security Officer for Pharmaceutical Segment for Cardinal Health from July 2014 through September 2020. From 2005 through 2014, he served as Senior Vice President – Technology Solutions and Chief Information Officer for TD Auto Finance (formerly, DaimlerChrysler Financial Services and Chrysler Financial). Prior to that engagement, he served as IT Relationship and Global Practice Manager/Delivery Director for Ford Motor Company from 2000 through 2005.

Since 2009, Mr. Love has served as an independent board member, vice chairman and member of the executive, audit and development committees of the non-profit organization Goodwill Industries of Greater Detroit. Since 2017, he also has served as a Growth Advisory Board member of Tricentis, a private company that offers automated application testing for a number of enterprise software applications. Mr. Love received his Master in Business Administration from Michigan State University and his Bachelor of Science degree in Information Systems Management from the University of Maryland.

Mr. Love was selected to serve as a member of the Company's Board and on its Audit Committee because of his experience as an operationally focused, large-scale chief information officer with expertise across five industries, including automotive, healthcare, financial services, pharmaceuticals and technology, which brings to the Board and Audit Committee a broad perspective across the Company’s strategic initiatives and business models, as well as leadership and insights related to enterprise systems, applications and cyber-security matters.

Mr. Love was not appointed to the Board pursuant to any arrangement or understanding with any other person. He has no family relationships with any director or executive officer of the Company and there are no transactions in which Mr. Love has an interest requiring disclosure under Item 404(a) of Regulation S-K. The Board has affirmatively determined that Mr. Love satisfies the definition of “independent director” under the rules and regulations of the New York Stock Exchange as well as independence requirements for audit committee members pursuant to Section 301 of the Sarbanes-Oxley Act and Rule 10A-3(b)(1) of the Exchange Act.

In connection his appointment to the Board, pursuant to the Company’s Outside Director Compensation Policy (“Policy”), Mr. Love: (i) annually will be granted a restricted stock unit award for the Company's common stock having a fair market value of $200,000, pursuant to the Company's amended and restated 2003 Stock Plan. Such equity award(s) will vest in full on the first anniversary of the grant date; (ii) will receive a standard annual non-employee director cash retainer of $50,000 and $15,000 for Board and Audit Committee service, respectively, each payable quarterly, which for the current fiscal year will be pro-rated and paid for the remaining two (2) quarters of the Company’s current fiscal year; and (iii) will enter into a standard director indemnification agreement with the Company. The quarterly cash retainers and vesting of equity awards are subject to Mr. Love's continued service as a Director through such payment or vesting date, as applicable. Mr. Love also will be reimbursed for normal out of pocket travel expenses incurred by him in his service as a Director and member of the Audit Committee.

A copy of the press release announcing the appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Resignation of Senior Vice President & Chief Accounting Officer

On September 27, 2021, Kristine B. Diamond, Senior Vice President and Chief Accounting Officer of the Company, provided the Company with notice of her intent to resign from the Company, effective October 15, 2021. The Company has accepted her resignation and thanks her for her service, dedication and many contributions to the Company’s success during her tenure.

Ms. Diamond’s resignation is not a result of any disagreement with the Company or its Board, or any matter relating to its operations, policies (including accounting or financial policies) or practices.

As of this filing, the Board has not appointed a replacement for the position of Chief Accounting Officer of the Company, but plans to do so as soon as is practical. Charles D. Boynton, the Company's Executive Vice President and Chief Financial Officer, will serve as the Company's principal accounting officer, from the time of Ms. Diamond's departure until such time as a successor principal accounting officer is employed.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Press release issued by Plantronics, Inc. on September 29, 2021, entitled "Poly Welcomes Talvis Love to its Board of Directors"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 30, 2021	PLANTRONICS, INC.

		By:	/s/ Lisa Bodensteiner
		Name:	Lisa Bodensteiner
		Title:	Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary